UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
November 21, 2025
COMMISSION FILE NUMBER 1-6780 (Rayonier Inc.)
COMMISSION FILE NUMBER: 333-237246 (Rayonier, L.P.)
RAYONIER INC.
Incorporated in the State of North Carolina
I.R.S. Employer Identification Number 13-2607329
RAYONIER, L.P.
Incorporated in the State of Delaware
I.R.S. Employer Identification Number 91-1313292
1 Rayonier Way
Wildlight, Florida 32097
(Principal Executive Office)
Telephone Number: (904) 357-9100
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Exchange
Common Shares, no par value, of Rayonier Inc.	RYN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities
Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Rayonier Inc.:	Emerging growth company	☐
Rayonier, L.P.:	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Rayonier Inc.:	☐
Rayonier, L.P.:	☐

ITEM 8.01.	Other Events.
Rayonier Inc., a North Carolina corporation (the “Company”), and Rayonier, L.P., a Delaware limited partnership, are filing Exhibit 99.1 to this Current Report on Form 8-K (this “Form 8-K”) solely to revise and recast certain financial information and related disclosures included in their Annual Report on Form 10-K for the fiscal year ended December 31, 2024, originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 21, 2025 (the “2024 Form 10-K”).
As previously disclosed, on June 30, 2025, certain subsidiaries of the Company completed the sale of their entire 77% interest in the New Zealand joint venture. As a result of the pending sale, the Company determined that the financial results of the Company’s New Zealand Timber segment and the New Zealand portion of the Real Estate, Trading and Corporate segments met the definition of discontinued operations during the three months ended March 31, 2025, and, as such, all or portions of the historical results of the Company’s aforementioned reportable business segments have been reflected as discontinued operations in our recast consolidated financial statements for all periods presented herein. In addition, effective in the third quarter of 2025, the Company realigned its reportable segments to reflect changes in its internal management reporting structure, which resulted in Trading no longer being a reportable segment. As a result, the previously reported Trading segment’s log trading activities conducted in the U.S. South and Pacific Northwest are now reported in the Southern Timber and Pacific Northwest Timber segments, respectively, based on geographical location for all periods presented herein.
The rules of the SEC require that when a registrant prepares, on or after the date a registrant reports an accounting change such as the segment changes noted above, a new registration, proxy, or information statement (or amends a previously filed registration, proxy, or information statement or expects to file a new registration, proxy or information statement) that includes or incorporates by reference financial statements, the registrant must recast the prior period financial statements included, to be included or incorporated by reference in the registration, proxy, or information statement to reflect these types of changes.
Accordingly, this Form 8-K is being filed solely to revise and recast financial information and related disclosures contained in the 2024 Form 10-K to reflect (i) the sale of the Company’s New Zealand Timber segment and the New Zealand portion of the Real Estate, former Trading and Corporate segments and (ii) the realignment of reportable segments, which resulted in Trading no longer being a reportable segment and the log trading activities conducted in the U.S. South and Pacific Northwest previously reported in Trading being reported in the Southern Timber and Pacific Northwest Timber segments, respectively.
The following items of the 2024 Form 10-K are being recast as reflected in Exhibit 99.1:
•Part I, Item 1. Business;
•Part I, Item 1A. Risk Factors;
•Part I, Item 2. Properties;
•Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;
•Part II, Item 7A. Quantitative and Qualitative Disclosures about Market Risk;
•Part II, Item 8. Financial Statements and Supplementary Data; and
•Part IV, Item 15. Exhibits, Financial Statement Schedules.
Except as specifically set forth in Exhibit 99.1 to revise and recast all or portions of the historical results of the aforementioned reportable business segments as discontinued operations, no revisions or updates are made to the 2024 Form 10-K, and this Form 8-K does not reflect events occurring after we filed the 2024 Form 10-K. Exhibit 99.1 should be read in conjunction with the 2024 Form 10-K and our subsequent filings with the SEC. Exhibit 99.1 is not an amendment to, or a restatement of the 2024 Form 10-K.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description
23.1	Rayonier Inc. — Consent of Ernst & Young LLP.
23.2	Rayonier, L.P. — Consent of Ernst & Young LLP.
99.1	Recast Sections of Rayonier Inc.'s and Rayonier, L.P.'s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC.

BY:	/s/ APRIL TICE
April Tice
Senior Vice President and Chief Financial Officer

RAYONIER, L.P.

By: RAYONIER INC., its sole general partner

BY:	/s/ APRIL TICE
April Tice
Senior Vice President and Chief Financial Officer

November 21, 2025

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